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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report:                                      January 29, 1998
(Date of earliest event reported):                   January 28, 1998


                             SFX BROADCASTING, INC.
               (Exact name of registrant as specified in charter)


   Delaware                          0-22486                  13-3649750
   --------                      ---------------------   ------------------
(State or Other Jurisdiction    (Commission File No.)        (IRS Employer
 of Incorporation)                                          Identification No.)



                  650 Madison Avenue, New York, New York 10022
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              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (212) 407-9191

                                 N/A
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         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

CONSENT SOLICITATION.

         On January 28, 1998, SFX Broadcasting, Inc. (the "Company") distributed supplements to the solicitations of consents (the "Consent Solicitations") previously distributed on January 7, 1998 to holders of its outstanding 10-3/4% Senior Subordinated Notes due 2006 (the "Notes") and holders of its 12-5/8% Series E Cumulative Exchangeable Preferred Stock due October 31, 2006 (the "Shares") to certain proposed amendments (the "Proposed Amendments") to the indenture pursuant to which the Notes were issued and the Certificate of Designations in respect of the Shares. As of January 6, 1998, the record date in respect of the Consent Solicitations, there was $450.0 million in principal amount of Notes outstanding and 2,250,000 Shares outstanding. The supplement raises the payment for each consent delivered pursuant to the Consent Solicitations to $22.50 per $1,000.00 in principal amount of Notes and $2.25 per Share, extends the expiration date for the Consent Solicitations to February 3, 1998 and modifies the Proposed Amendments.

         The description of the supplements to the Consent Solicitations set forth above does not purport to be complete and is qualified in its entirety by reference to the supplements attached hereto as exhibits, which are incorporated herein by reference. A copy of the press release announcing the distribution of the supplements to the Consent Solicitations is also attached hereto as an exhibit.


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS

               (c)   Exhibits

               4.1 Supplement No. 1, dated January 28, 1998 to Consent Solicitation Statement, dated January 7, 1998, of SFX Broadcasting, Inc. with respect to its 10-3/4% Senior Subordinated Notes, due 2006.

               4.2 Supplement No. 1, dated January 28, 1998 to Consent Solicitation Statement, dated January 7, 1998, of SFX Broadcasting, Inc. with respect to its 12-5/8% Series E Cumulative Exchangeable Preferred Stock, due 2006.

               99.1 Press release, dated January 29, 1998, announcing the distribution of supplements to the consent solicitation by SFX Broadcasting, Inc. in respect of its 10-3/4% Senior Subordinated Notes, due 2006, and its 12-5/8% Series E Cumulative Exchangeable Preferred Stock, due October 31, 2006.


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


SFX BROADCASTING, INC.



By:  /s/ Howard J. Tytel
     ---------------------------------
         Name:  Howard J. Tytel
         Title: Executive Vice President


Date:  January 29, 1998